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                                                                  EXHIBIT 10.16

                              EXTENSION AGREEMENT

     THIS EXTENSION AGREEMENT is entered into as of the 14th day of January, 1998, by and between SCI North Carolina Limited Partnership (the "Lessor") and Brightpoint, Inc.(the "Lessee").

                                  WITNESSETH:

     WHEREAS, Lessor, by a Lease dated 21st day of October 1997, leased to Lessee certain premises known as 5801 West 82nd Street, Suite 105, Indianapolis, Indiana (hereinafter the "Demised Premises"), and being more particularly described in said Lease, and;

     WHEREAS, Lessor and Lessee desire to extend the term of the Lease and otherwise modify its terms and conditions as set forth below.

     NOW THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lessor and Lessee agree as follows:

     1. Term. The term of Lease is extended for six (6) months, such that the Lease shall terminate on the July 31, 1998.

     2. Except as modified herein, the Lease, and all of the terms and conditions thereof, shall remain in full force and effect and the same are hereby ratified and confirmed.

     IN WITNESS WHEREOF, the parties hereto have signed this Extension Agreement as of the day and year first above written.

                                        _________________________________
                                        LESSOR:
                                        SCI North Carolina Limited Partnership

                                        By:
                                        Name:  Walter C. Rakowich
                                        Title: Managing Director
                                                                      Lessor

                                        ___________________________________
                                        LESSEE:
                                        Brightpoint, Inc.

                                        By:
                                        Name:  Steven E. Fivel
                                        Title: Executive Vice President
                                               General Counsel

                                                                         Lessee